cbdMD

2019 PRESS KIT


ORANGE
cbdMD
PREMIUM
CBD OIL
1500MG
cbdMD
AN
INDUSTRY
LEADER
WITH
THE
HIGHEST
STANDARD

POWERED BY NATURE. **ENHANCED BY *SCIENCE*.**

cbdMD


cbdMD
CBD OIL
cbdMD
CBD OIL


cbdMD
PREMIUM CBD
GUMMIES
750MG
cbdMD
PREMIUM
CBD OIL
1000MG


cbdMD
CBD
FREEZE
300MG
FREEZE
RECOVER
cbdMD
CBD
BATH BOMB


cbdMD
PET
CBD OIL

cbdMD is committed to the highest standards for CBD sourcing, extraction, and production. We offer a comprehensive line of 100% natural, hemp-derived CBD oil products, including tinctures, capsules, vape oils, bath bombs, topicals, and a full line of human-grade pet products. We pride ourselves on providing customers an all-natural alternative to traditional pharmaceuticals.


100% U.S. GROWN
Our CBD oil comes from organic hemp plants grown on U.S. farms free of synthetic pesticides.
BROAD-SPECTRUM CO2 EXTRACTION
We utilize an innovative extraction technique to preserve valuable terpenes and beneficial compounds.
THIRD PARTY TESTING
We provide third-party lab results to ensure nothing but the highest quality CBD oil in every batch.
cbdMD

cbdMD
ATHLETICS


cbdMD
"Real athletes. Real results... my results were nothing shy of a miracle.. a nice side effect was sleeping through the night and reduction in overall body pain and inflammation."
- @travispastrana
TRAVIS PASTRANA
• 11X X GAME GOLD MEDALIST
• NITRO CIRCUS FOUNDER


BRANDON "SCHMIDTY"
• BMX RIDER FOR NITRO CIRCUS
• PRO SNOWBOARDER
Schmidt World First Triple Backflip
cbdMD
NITRO CIRCUS
DATE: TODAY
PAY: SCHMIDTY!
$1,000-
IN THE SUM OF: ONE THOUSAND DOLLARS
FOR: GIGANTA BEST TRICK
KURTIS DOWNS
• BMX & FMX RIDER FOR NITRO CIRCUS
• PRO SNOWBOARDER


cbdMD
cbdMD
cbdMD
cbdMD
"The word is out that CBD really works. I knew it only a week after trying it... You can thank me later"
- @rampage4real
QUINTON "RAMPAGE" JACKSON
AMERICAN MIXED MARTIAL ARTIST
FORMER UFC LIGHTWEIGHT & PRIDE MIDDLEWEIGHT CHAMPION MMA ADVOCATE


MICHAEL BISPING
UFC MIDDLEWEIGHT DIVISION
"@cbdmd.usa got me smiling. Check out their products, you won't be disappointed."
- @mikebisping
cbdMD
"Well the cat's out of the bag! The Chosen One has teamed up with @cbdmd.usa to keep that #SuperNatural going for many years to come."
- @twooodley
cbdMD
TYRON WOODLEY
CHAMPION WELTERWEIGHT
cbdMD



"I honestly can't get enough of @cbdMD.usa Freeze. It helped a TON after each session in the car this season and now that we are officially on the offseason I'm starting to use it after workouts.."
- @arpin00
cbdMD
STEVE ARPIN
FORMER ARCA RE/MAX SERIES MOST POPULAR DRIVER


"So stoked to be part of the @cbdMD.usa ohana!! They got it all at cbdMD.com"
- @makuarothman
cbdMD
MAKUA ROTHMAN
• AMERICAN BIG WAVE RIDER
• PROFESSIONAL SURFER & MUSICIAN
2015 Big Wave World Champion


cbdMD
HBU

"Taking some major hits this week? Spoiler Alert: Have you ever wondered how our pros keep going!? Secret is - ***@cbdmd.usa*** keeps our team in top condition.."

- @hbutc

cbdMD

HUNTINGTON BEACH
ULTIMATE TRAINING CENTER

X-GAME ATHLETES


RW

R-WILLY

Scooter pro brought home his first ever X Games gold medal in the BMX Big Air competition



JOSH SHEEHAN

Took home the Silver medal for the 2018 Moto X Freestyle & Bronze for Moto X Best Trick.



JARRYD MCNEIL

Deemed "the hero [of] the night" by Nitro Circus, brought home gold for both Step Up and Best Whip.

cbdMD


cbdMD


NATE ADAMS
• PROFESSIONAL FREESTYLE MOTOCROSS
• RIDER AND EXTREME SPORTS ATHLETE
The most decorated Moto X athlete in
X Games history with 19 medals.



"Im just going to keep this in the gear bag... jumping back into riding after 2+ months off the bike... yea, I'm going to be a bit sore. Big thanks to @cbdmd.usa, this stuff works and I'm thankful for it."
cbdMD
CBD
FREEZE
1500MG
@nateadams741
cbdMD
"This stuff has been my go-to for the past 2 weeks. Applying the @cbdmd.usa Inflammation Cream 2x a day and icing, and I nearly have all the swelling out of my ankle."
INFLAMMATION CREAM
cbdMD
RECOVER
1500MG CBD
INFLAMMATION FORMULA
4oz / 120mL
MADE IN THE U.S.A.
@nateadams741
NATE ADAMS


cbdMD
1ST PLACE
Dew Tour Long Beach, Pro Competition (2016)
1ST PLACE
Dew Tour Portland, Street Style (2013)
1ST PLACE
Dew Tour San Francisco, Street Style (2012)
1ST PLACE
Simple Sessions (2011)
FAVORITE MALE ATHLETE
Nickelodeon's Kid Choice Awards (2010)
Red Bull
RYAN SHECKLER
"15 Most Influential Skateboarders Of All-time" - Fox

cbdMD

IN THE NEWS

FOUNDER & CREATOR OF NATIONAL CBD DAY

cbdMD


cbdMD
cbdMD
National CBD Day
www.NationalDayCalendar.com
August 8
#NationalCBDDay
NATIONAL DAY

Entrepreneur MAGAZINE SEPTEMBER 2018 ISSUE

cbdMD


OnTrack
AHEAD OF THE CURVE
cbdMD
POWERED BY NATURE. ENHANCED BY SCIENCE.
SUPERIOR ALL-NATURAL RELIEF • SHIPPING TO ALL 50 STATES • WWW.CBDMD.COM

Entrepreneur MAGAZINE NOVEMBER 2018 ISSUE

cbdMD


Green/
Is CBD Bigger Than Marijuana?
GET STARTED IN CBD
3 Tips for Picking the Right CBD
cbdMD
CBD OIL
cbdMD

RollingStone DECEMBER 2018 ISSUE

cbdMD



REVIEWS MUSIC
TOP SINGLES
The Strokes Storm Back With Spit-Shined Sound
Stevie's Sweet, Synthy Return
Wayne and Nicki Wig Out
Sorry, it won't get you stoned.
#SorrryNotSorry
CBD OIL
cbdMD
www.cbdMD.com

ELLE FEBRUARY 2019 ISSUE

cbdMD


DESIGN SOLUTIONS
Is CBD right for me?
CBD OIL
APPETITE
MIGRAINE
FOCUS
DEPRESSION
TEMPERATURE MEMORY
MOOD SLEEP
STRESS
IMMUNE FUNCTION
PAIN PMS
ACHES DISCOMFORT
MOTOR CONTROL
ANXIETY
INFLAMMATION
FERTILITY
JOINTS
SORENESS
DEPRESSION
PLEASURE & REWARD SLEEP
MOOD MEMORY
TEMPERATURE
DISCOMFORT ACHES
IMMUNE FUNCTION

cbdMD

FOR THE WHOLE FAMILY


3.8M FOLLOWERS
25.5K FOLLOWERS
24.2K FOLLOWERS
cbdMD
cbdMD
PET
CBD OIL
300MG
@NALA_CAT
@VENUSTWOFACECAT
cbdMD
PET
CBD OIL
300MG
1.6M FOLLOWERS
1.3M FOLLOWERS
9.5K FOLLOWERS
cbdMD



1.7M FOLLOWERS
486K FOLLOWERS
3.2K FOLLOWERS
RECOVER
@WHITE_COFFEE_CAT
1.9M FOLLOWERS
2.9M FOLLOWERS
809K FOLLOWERS
cbdMD
cbdMD
PET
CBD OIL
300MG
@IAMLILBUB

cbdMD

www.cbdMD.com


cbdMD
PEANUT BUTTER
CBD TREATS
150 MG
CBD
BATH BOMB
FREEZE
REVIVE
GUMMIES
750MG
CBD VAPE
CBD OIL
RECOVER
750MG CBD
PET
CBD OIL

@cbdmd.usa

@cbdmd.usa